February 9, 2004

The Saratoga Advantage Trust

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
INVESTMENT QUALITY BOND PORTFOLIO
MUNICIPAL BOND PORTFOLIO
LARGE CAPITALIZATION VALUE PORTFOLIO
LARGE CAPITALIZATION GROWTH PORTFOLIO
SMALL CAPITALIZATION PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
HEALTH & BIOTECHNOLOGY PORTFOLIO
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
FINANCIAL SERVICES PORTFOLIO
ENERGY & BASIC MATERIALS PORTFOLIO
MID CAPITALIZATION PORTFOLIO

Supplement to the Prospectus dated January 30, 2004

The Board of Trustees of The Saratoga Advantage Trust (the “Trust”) approved Aquarius Fund Distributors, LLC (“AFD”) as the new general distributor for each of the Trust’s twelve portfolios, to take effect in the first quarter of 2004.

The current general distributor for the Trust, Orbitex Funds Distributor, Inc., will continue to provide distribution services to the Trust until all of its functions are transferred to AFD in the first quarter of 2004.